UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2012

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor, Washington D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (202) 872-7700

No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________________________

Section 5 - Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)    Amendments to By-Laws

On August 3, 2012, the Board of Directors of the Federal Agricultural Mortgage Corporation ("Farmer Mac") approved the following amendments to Farmer Mac's by-laws, effective as of August 3, 2012:
Article II:

•	Section 1 is amended to add references to rural utility loans and USDA-guaranteed portions of loans consistent with Farmer Mac's governing statute.

Article III:

•	Section 2 is amended to clarify that executive officers (rather than officers) are appointed and confirmed by Farmer Mac's Board of Directors.

•	Section 4 is amended to clarify that the Chairman of the Board of Directors is authorized to fill a vacancy in office only for offices appointed by the Board of Directors.

•
Section 5 is amended to clarify that the President is subject to the oversight (rather than control) of the Board of Directors and that the President shall supervise and manage (rather than supervise and control) the business and affairs of Farmer Mac, and to incorporate non-substantive changes.

•	Section 6 is amended to include the designation of an Assistant Secretary by the Board of Directors or the Secretary, and to incorporate non-substantive changes.

•	Section 7 is amended to include the designation of an Assistant Treasurer by the Board of Directors or the Treasurer, and to incorporate non-substantive changes.

•
Section 8 is amended to clarify that the Controller is authorized to certify invoices (in addition to vouchers) for payment and to remove the requirement that the Chairman of the Board of Directors concur in writing to any designation by the Controller of other individuals authorized to certify invoices and vouchers for payment.

•	Section 9 (Employee Conduct) and Section 10 (Outside Private Employment) are deleted.

Article IV:

•
Section 1 is amended to define the powers of the Board of Directors by reference to Farmer Mac's governing statute rather than to specific grants of power and to establish the responsibility and authority of the Board of Directors to manage its internal affairs, including the establishment of its rules of procedure.

•	Section 3 is amended to update notice procedures for Board of Director meetings.

•
Section 5 is amended to provide that in the event that one or more members of the Board of Directors are disqualified from voting due to a conflict of interest resulting in less than a quorum remaining, those remaining members will constitute an ad hoc committee of the Board of Directors with the power to act for Farmer Mac in the matter under consideration.

•	Section 7 is amended to incorporate non-substantive changes.

•
Section 9 is amended to incorporate non-substantive changes, to clarify that authority of Board committees is derived from the committee's charter and resolution of the Board of Directors (rather than just resolution of the Board of Directors), and to provide for notice procedures for Board committee meetings.

•
Section 9, subsection (a) is amended to delete some of the specific duties of the Audit Committee in favor of a more general reference to duties as the Board of Directors may from time to time prescribe.

•
Section 9, subsection (b) is amended to clarify that the Compensation Committee is authorized to approve and recommend compensation matters regarding directors and executive officers to the Board of Directors and to undertake other activities prescribed by the Board of Directors (rather than prescribing specific duties of the Compensation Committee).

•
Section 9, subsection (c) is amended to authorize the Corporate Governance Committee to resolve conflicts of interest (rather than the Public Policy Committee), to clarify that the committee is not authorized to remove any executive officer (rather than just the President or any Vice President), and to incorporate non-substantive changes.

•
Section 9, subsection (d) is amended to clarify that the Credit Committee is authorized to make recommendations to the Board of Directors on credit matters (rather than prescribing specific duties of the Credit Committee).

•
Section 9, subsection (e) is amended to clarify that the Finance Committee has responsibility for overseeing (rather than managing) Farmer Mac's financial affairs and to delete references to prescribed specific duties of the Finance Committee.

•
Section 9, subsection (f) is amended to clarify that the Marketing Committee has primary responsibility for the development and monitoring (rather than just development) of Farmer Mac's programs and to incorporate non-substantive editorial changes.

•
Section 9, subsection (g) is amended to remove resolution of conflicts of interest from the prescribed authorities of the Public Policy Committee and to delete references to prescribed specific duties of the Public Policy Committee.

Article V

•	Section 5 is amended to incorporate non-substantive changes.

•	Section 8 is amended to remove the requirement the proxies contain the business address of director nominees and clarify that the annual report accompanying each proxy solicitation shall reasonably represent the financial condition (rather than financial situation) of Farmer Mac at the time of its preparation.

•	A new Section 12 is added, which outlines the requirements that shareholders must undertake, including notice procedures, to include items of business at any meeting of shareholders.

Article VI

•	Section 2, Section 5, and Section 9 are amended to incorporate non-substantive changes.

Article VIII

•
Section 1 is amended to broaden the scope of indemnification by Farmer Mac of directors, officers, employees or agents (or individuals who have agreed to serve in such positions) for any threatened, pending or completed action, suit, investigation, inquiry, hearing, arbitration, other alternative dispute mechanism or other proceeding, including appeals, whether civil criminal, administrative, investigative, legislative or otherwise (Section 1 previously indemnified only for directors, officers, employees or agents for any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative). Section 1 is also amended to limit the scope of indemnification in cases in which Farmer Mac has not approved (which approval is not to be unreasonably withheld) any relevant settlement or nonadjudicated disposition of pending action or suit. Section 1 is also amended to clarify that indemnification is not authorized in cases where there has been a judgment or final adjudication establishing that (1) the actions of the person seeking indemnification were committed in bad faith or were the result of active and deliberate dishonesty and in either case were material to the cause of action, (2) the person gained a financial profit or other advantage to which he or she was not legally entitled, or (3) with respect to a criminal proceeding, the person had reasonable cause to believe that his or her conduct was unlawful. Indemnification was previously authorized so long as the person acted in good faith in a manner he or she reasonably believed to be in or not opposed to the best interests of Farmer Mac (and in the case of criminal proceedings, did not have reasonable cause to believe that his or her conduct was unlawful) and only if such person had been successful in the adjudication for which indemnification was sought. Section 1 is also amended to provide indemnification for individuals incurring legal expenses or expenses as a witness to any proceeding to which the individual is not a named party, to the extent such person's involvement in the matter relates to his or her actions as a director, officer, employee or agent (or if such person has agreed to serve in such role) of Farmer Mac.

•
Section 2 is amended to provide that the Board of Directors or shareholders are authorized to obtain such information as is reasonably available to the person seeking indemnification to determine the person's entitlement to such indemnification.

•	Section 3 and Section 5 are amended to incorporate non-substantive changes.

Article IX

•	Section 4 is amended to permit the Treasurer (as well as the Board of Directors) to designate financial institutions in which Farmer Mac's funds may be deposited.

•	Section 5 is amended to clarify that the Board of Directors is not limited to a resolution to authorize how Farmer Mac's funds may be invested.

Farmer Mac's by-laws as amended by the Board of Directors through August 3, 2012 are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.05.	Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a)    Amendments to Farmer Mac's Code of Business Conduct and Ethics

On August 3, 2012, the Board of Directors adopted amendments to Farmer Mac's Code of Business Conduct and Ethics. Included among the amendments were clarifications regarding the circumstances under which confidential information can be shared with third parties, as well as the scope of what constitutes confidential information, which was broadened to any information received in connection with service as a director, officer, employee, or agent of Farmer Mac that is not available on the public portion of Farmer Mac's website or in Farmer Mac's filings with the Securities and Exchange Commission. The Code of Business Conduct and Ethics had previously specified confidential information as information that might be of use to competitors, or harmful to Farmer Mac or its customers, if disclosed.

The amendments also included several changes that do not apply to Farmer Mac's principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K. A full copy of Farmer Mac's Code of Business Conduct and Ethics as adopted by the Board of Directors is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

(d)    Exhibits:

3.1	By-Laws of the Federal Agricultural Mortgage Corporation, as amended by the Board of Directors through August 3, 2012.

14.1	Federal Agricultural Mortgage Corporation Code of Business Conduct and Ethics, as amended by the Board of Directors through August 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By:    /s/ Stephen P. Mullery
Name:    Stephen P. Mullery
Title:     Senior Vice President - General Counsel

Dated:    August 9, 2012